SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                         -------------------------------

                        Date of Report: February 8, 2001


                             THE QUAKER OATS COMPANY
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             (Exact name of registrant as specified in its charter)

New Jersey                               1-12                  36-1655315
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(State or other jurisdiction   (Commission File Number)   (IRS Employer
of incorporation)                                         Identification Number)


Quaker Tower P.O. Box 049001 Chicago, Illinois                60604-9001
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(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code:         (312) 222-7111
                                                        ------------------------

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Item 5.     Other Events.
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On February 8, 2001, PepsiCo, Inc. ("PepsiCo") and The Quaker Oats Company
("Quaker") issued a joint press release concerning the Federal Trade Commission's request for additional information in connection with its antitrust review of PepsiCo's proposed merger with Quaker. The text of the press release is filed as Exhibit 99.1 hereto and incorporated by reference herein.


Item 7.     Financial Statements and Exhibits.
            ---------------------------------

(c)  Exhibits

     (99.1) Joint press release, dated February 8, 2001, issued by PepsiCo, Inc.
            and The Quaker Oats Company.


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            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                       THE QUAKER OATS COMPANY



                                       By: /s/ William G. Barker
                                           -----------------------------------
                                           Name:  William G. Barker
                                           Title: Vice President and
                                                  Corporate Controller



Date:    February 8, 2001

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                                  EXHIBIT INDEX


Exhibit No.               Description
-----------               -----------

99.1 Joint press release, dated February 8, 2001, issued by PepsiCo, Inc. and The Quaker Oats Company.